SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of report (Date of earliest event reported): July 23, 2004

SUMMIT PROPERTIES INC.
(Exact name of Registrant as specified in its charter)

Maryland	56-1857807

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

309 E. Morehead Street, Suite 200
Charlotte, North Carolina	28202

(Address of principal executive offices)	(Zip code)

(704) 334-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7. Exhibits.

(c)    Exhibits . The following exhibits are being furnished herewith:

Exhibit
Number    Title

99.1    Earnings Release and Supplemental Financial Data of Summit Properties Inc. issued on July 23, 2004

Item 12. Results of Operations and Financial Condition.

On July 23, 2004 Summit Properties Inc. issued an earnings release and supplemental financial data announcing its financial results for the second quarter of 2004. A copy of Summit Properties Inc.’s earnings release and supplemental financial data is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT PROPERTIES INC.

Date: July 23, 2004	By: /s/ Gregg D. Adzema

Gregg D. Adzema
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number    Title

99.1    Earnings Release and Supplemental Financial Data of Summit Properties Inc. issued on July 23, 2004